CONFORMED COPY

                AMENDED AND RESTATED CREDIT AGREEMENT


     AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 20, 1997 among THE GILLETTE COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"). W I T N E S S E T H : WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of December 20, 1996 (the "Agreement"); WHEREAS, no Loans are outstanding under the Agreement at the date hereof; and WHEREAS, the parties hereto desire to amend the Agreement to increase the aggregate amount of the Commitments to $1,000,000,000, to make the other amendments specified below and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below; NOW,
THEREFORE, the parties hereto agree as follows: Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. Section 2. Amendment of the Agreement. (a) Each reference to "1995" in the definition of "Company's 1995 Form 10-K", in Section 4.04(a) and in Section 4.07 is changed to "1996". (b) Each reference to "September 30, 1996" in the definition of "Company's Latest Form 10-Q", in Section 4.04(b) and in Section 4.05 is changed to "June 30, 1997", and the word "nine" is changed to "six" each place it appears in Section 4.04(b).

     (c)  The  date   "December  19,  1997"   appearing  in  the  definition  of
"Termination Date" is changed to "October 19, 1998".

     (d) The rate of "0.035%" appearing in Section 2.08(a) is changed to "0.030%".

     (e) The rate of  "0.265%"  in the  definition  of "CD  Margin" set forth in
Section 2.07(b) is changed to "0.270%".

     (f) The rate of "0.140%" in the definition of "Euro-Dollar Margin" set forth in Section 2.07(c) is changed to "0.145%".

     Section 3. Changes in Commitments. With effect from and including the date this Amended and Restated Credit Agreement becomes effective in accordance with
Section 5 hereof, the Commitment Schedule annexed hereto is substituted for the Commitment Schedule attached to the Agreement. Section 4. Governing Law. This Amended and Restated Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York. Section 5. Counterparts; Effectiveness. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date hereof when the Agent shall have received (i) duly executed counterparts hereof signed by the Company and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); (ii) an opinion of the General Counsel of the Company (or such other counsel for the Company as may be acceptable to the Agent) substantially in the form of Exhibit E to the Agreement with reference to this Amended and Restated Credit Agreement and the Agreement as amended and restated hereby; and (iii) all documents it may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.

           THE GILLETTE COMPANY

           By /s/ Gianulderico Camuzzi
           Title: Vice President Treasurer


      MORGAN GUARANTY TRUST COMPANY
            OF NEW YORK


      By /s/ Deborah A. Brodheim
           Title: Vice President


      CREDIT SUISSE FIRST BOSTON


       By /s/ Lynn Allegaert
       Title: Vice President

       By /s/ David W. Kratovil
       Title: Director


      BANKBOSTON, N.A.


       By /s/ Grace A. Barnett
       Title: Vice President


      THE FIRST NATIONAL BANK OF CHICAGO


       By /s/ Tom Dao
       Title: Corporate Banking Officer




      FLEET NATIONAL BANK


       By /s/ Roger C. Boucher
       Title: Vice President


      ABN AMRO BANK N.V.


       By /s/ Nancy W. Lanzoni
       Title: Group Vice President


       By /s/ John M. Kinney
       Title: Assistant Vice President


      BANK OF AMERICA NATIONAL TRUST
              AND SAVINGS ASSOCIATION


       By /s/ David Noda
       Title: Vice President


      THE BANK OF NOVA SCOTIA


       By /s/ M. R. Bradley
       Title: Authorized Signatory


      THE CHASE MANHATTAN BANK


       By /s/ Michael Lancia
       Title: Associate


      ROYAL BANK OF CANADA


       By /s/ Sheryl L. Greenberg
       Title: Senior Manager


      BANCA COMMERCIALE ITALIANA,
               NEW YORK BRANCH

       By /s/ Karen Purelis
       Title: Vice President


      BANK BRUSSELS LAMBERT,
            NEW YORK BRANCH


       By /s/ John Kippax
       Title: Vice President & Manager


       By /s/ Mallika Kambhampati
       Title: Vice President and Manager Credit Analysis


      THE BANK OF TOKYO-MITSUBISHI, LTD.


       By /s/ Michael J. Cronin
       Title: Attorney-in-fact


      BANQUE PARIBAS


       By /s/ John J. McCormick, III
       Title: Vice President


       By /s/ Robert G. Carino
       Title: Vice President


      CITIBANK, N.A.


       By /s/ Robert M. Spence
       Title: Attorney-in-fact


      DEUTSCHE BANK AG, NEW YORK
           AND/OR CAYMAN ISLANDS
           BRANCHES


       By /s/ Stephan A. Wiedmann
       Title: Director


       By /s/ Thomas A. Foley
       Title: Assistant Vice President


      MELLON BANK, N.A.


       By /s/ R. Jane Westrich
       Title: Vice President


      THE SANWA BANK, LIMITED


       By /s/ Takayoshi Futae
       Title: Deputy General Manager


      WACHOVIA BANK OF GEORGIA, N.A.


       By /s/ Jeffery S. Nurkiewicz
       Title: Vice President


      MORGAN GUARANTY TRUST COMPANY
              OF NEW YORK, as Agent


       By /s/ Deborah A. Brodheim
       Title: Vice President

                               COMMITMENT SCHEDULE

Bank ....................................................             Commitment

Morgan Guaranty Trust Company ...........................         $  122,000,000
  of New York

Credit Suisse First Boston ..............................         $  100,000,000

BankBoston, N.A .........................................         $   80,000,000

The First National Bank of Chicago ......................         $   80,000,000

Fleet National Bank .....................................         $   80,000,000

ABN AMRO Bank N.V .......................................         $   50,000,000

Bank of America National Trust
  and Savings Association ...............................         $   50,000,000

The Bank of Nova Scotia .................................         $   50,000,000

The Chase Manhattan Bank ................................         $   50,000,000

Royal Bank of Canada ....................................         $   50,000,000

Banca Commerciale Italiana, .............................         $   32,000,000
   New York Branch

Bank Brussels Lambert, New York Branch ..................         $   32,000,000

The Bank of Tokyo-Mitsubishi, Ltd. ......................         $   32,000,000

Banque Paribas ..........................................         $   32,000,000

Citibank, N.A ...........................................         $   32,000,000

Deutsche Bank AG, New York and/or .......................         $   32,000,000
  Cayman Islands Branches

Mellon Bank, N.A ........................................         $   32,000,000

The Sanwa Bank, Limited .................................         $   32,000,000

Wachovia Bank of Georgia, N.A ...........................         $   32,000,000

     Total ..............................................         $1,000,000,000